EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the accompanying Amendment No. 1 to the Annual Report of Winston Pharmaceuticals, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2008 (the “Report”), I, David Starr, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2009	/s/ David Starr
David Starr
Vice President, Chief Financial Officer